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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 7, 1999
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                             ST. JOHN KNITS, INC.
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            (Exact name of registrant as specified in its charter)


         California                      1-11752               95-2245070
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  (State or other jurisdiction          Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)


              17422 Derian Avenue, Irvine, California             92614
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              (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code               (949) 863-1171
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                                Not Applicable
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        (Former name or former address, if changed since last report.)


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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
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          On July 7, 1999, (a) SJKAcquisition, Inc., a California corporation
("SJKAcquisition") and direct wholly owned subsidiary of St. John Knits International, Incorporated, a Delaware corporation and direct wholly owned subsidiary of the Company ("SJKI"), merged with and into St. John Knits, Inc., a California corporation (the "Company"), with the Company surviving the merger (the "Reorganization Merger"), and (b) Pearl Acquisition Corp., a Delaware corporation and direct wholly owned subsidiary of Vestar/Gray Investors LLC, a Delaware limited liability company ("Pearl"), merged with and into SJKI, with SJKI surviving the merger (the "Acquisition Merger" and, together with the Reorganization Merger, the "Mergers"), as contemplated by the Agreement and Plan of Merger, dated as of February 2, 1999 (the "Merger Agreement"), among the Company, SJKI, Pearl and SJKAcquisition. As a result of the Mergers,the Company is a wholly owned subsidiary of SJKI, and SJKI is approximately 7% owned by former shareholders of the Company, other than Robert E. Gray, Marie Gray and Kelly A. Gray (the "Grays"), and approximately 93% owned by Vestar/Gray Investors LLC. Vestar/Gray Investors LLC is approximately 84% owned by an affiliate of Vestar Capital Partners III, L.P. and 16% owned by the Grays. The Reorganization Merger was approved by the shareholders of the Company at a Special Meeting of Shareholders on June 28, 1999.

          As a result of the Mergers, except for fractional shares and shares owned by the Company, Pearl, Vestar/Gray Investors LLC and the Grays, and subject to proration, each issued and outstanding share of the Company prior to the Reorganization Merger was converted into the right to receive either $30 in cash or, for each former issued and outstanding share of common stock of the Company with respect to which an election had been made and not withdrawn in accordance with the Merger Agreement, one fully paid and non-assessable share of SJKI common stock, with a total of 455,969 shares (after the elimination of fractional shares) of SJKI issued to former shareholders of the Company, other than the Grays, in the Mergers.

          The total amount of consideration required to consummate the Mergers was approximately $520 million. The Company financed the Mergers through senior secured credit facilities, a subordinated debt offering and the issuance of preferred stock. On July 7, 1999, SJKI entered into a credit agreement (the "Credit Agreement") by and among SJKI, the Lenders from time to time party thereto and The Chase Manhattan Bank, as administrative agent. The Credit Agreement provides for a Tranche A term loan in the aggregate amount of $75 million, a Tranche B term loan in the aggregate amount of $115 million and a revolving credit facility in the aggregate amount of up to $25 million. The obligations of SJKI under the Credit Agreement will be guaranteed by each domestic subsidiary of SJKI, including the Company, and to the extent no adverse tax consequences would result from such guarantees, each foreign subsidiary of SJKI (the "Subsidiary Guarantors"). The Credit Agreement and the related guarantees will be secured by (i) a pledge of 100% of the capital stock of each domestic subsidiary of SJKI, including the Company, and 65% of the capital stock of each foreign subsidiary of SJKI and (ii) a security interest in, and mortgage on, substantially all the assets of SJKI and each domestic subsidiary of SJKI, including the Company, and to the extent no adverse tax consequences would result therefrom, each foreign subsidiary of SJKI.

          SJKI also issued 12 1/2% Senior Subordinated Notes due 2009 in the aggregate principal amount of $100 million pursuant to an indenture dated as of July 7, 1999 among SJKI, the Company, St. John Trademarks, Inc., St. John Italy, Inc. and St. John Home, LLC and The Bank of New York, as trustee. In addition, SJKI issued 250,000 shares of 15-1/4% Exchangeable Preferred Stock due 2010 of SJKI (the "Preferred Stock"), having a $25 million aggregate liquidation preference. The Preferred Stock was acquired by Vestar/SJK Investors LLC.

          At a meeting of the board of directors of the Company and SJKI on July 6, 1999, the board of directors of the Company and SJKI accepted the resignations of all directors of the Company and SJKI, except for Robert E. Gray and Kelly A. Gray, and elected the following to serve as directors of the Company and SJKI, effective as of July 6, 1999: Daniel O'Connell, James P. Kelley and Sander M. Levy.

          Exhibits 2.1, 4.1, 4.2, 99.1 and 99.2 to this Current Report on Form 8-K are hereby incorporated by reference in their entireties to this Item 1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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 2.1     Agreement and Plan of Merger, dated as of February 2, 1999 (the "Merger
         Agreement"), by and among the Company, SJKI, Pearl and SJKAcquisition (incorporated by reference to Exhibit 2.1 to the Registrant's Form S-4 dated March 1, 1999).

 4.1 Indenture, dated July 7, 1999, by and among SJKI, the Company, St. John Trademarks, Inc., St. John Italy, Inc. and St. John Home, LLC and The Bank of New York, as trustee (incorporated by reference to Exhibit
         (a)(2) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on Schedule 13E-3 dated July 12, 1999).

 4.2 Certificate of Designations for 15-1/4% Exchangeable Preferred Stock due 2010 of SJKI (incorporated by reference to Exhibit (a)(3) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on
         Schedule 13E-3 dated July 12, 1999).

99.1     Press release dated July 7, 1999 (incorporated by reference to Exhibit
         (d) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on Schedule 13E-3 dated July 12, 1999).

99.2 Credit Agreement, dated July 7, 1999, by and among SJKI, the Lenders from time to time party thereto and the Chase Manhattan Bank, as administrative agent (incorporated by reference to Exhibit (a)(1) to the Registrant's Amendment No 4 to Rule 13e-3 Transaction Statement on
         Schedule 13E-3 dated July 12, 1999).

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 12, 1999

                            ST. JOHN KNITS, INC.



                            By:     /s/ Roger G. Ruppert
                                    ----------------------------
                            Name:   Roger G. Ruppert
                            Title:  Senior Vice President - Finance,
                                    Chief Financial Officer
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                                 EXHIBIT INDEX
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Exhibit
  No.    Description of Exhibit
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 2.1     Agreement and Plan of Merger, dated as of February 2, 1999 (the "Merger
         Agreement"), by and among the Company, SJKI, Pearl and SJKAcquisition (incorporated by reference to Exhibit 2.1 to the Registrant's Form S-4 dated March 1, 1999).

 4.1 Indenture, dated July 7, 1999, by and among SJKI, the Company, St. John Trademarks, Inc., St. John Italy, Inc. and St. John Home, LLC and The Bank of New York, as trustee (incorporated by reference to Exhibit
         (a)(2) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on Schedule 13E-3 dated July 12, 1999).

 4.2 Certificate of Designations for 15-1/4% Exchangeable Preferred Stock due 2010 of SJKI (incorporated by reference to Exhibit (a)(3) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on
         Schedule 13E-3 dated July 12, 1999).

99.1     Press release dated July 7, 1999 (incorporated by reference to Exhibit
         (d) to the Registrant's Amendment No. 4 to Rule 13e-3 Transaction Statement on Schedule 13E-3 dated July 12, 1999).

99.2 Credit Agreement, dated July 7, 1999, by and among SJKI, the Lenders from time to time party thereto and the Chase Manhattan Bank, as administrative agent (incorporated by reference to Exhibit (a)(1) to the Registrant's Amendment No 4 to Rule 13e-3 Transaction Statement on
         Schedule 13E-3 dated July 12, 1999).